Exhibit 10.48

The CORPORATE plan for RetirementSM

EXECUTIVE PLAN

Adoption Agreement

IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue Service, or any other governmental entity. An Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states. An Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" under the Employee Retirement Income Security Act with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees cannot and do not provide legal or tax advice or opinions in connection with this document. This document does not constitute legal or tax advice or opinions and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer. This document must be reviewed by the Employer’s attorney prior to adoption.

Plan Number:
ECM NQ 2007 AA
(07/2007)
12/29/2022

© 2007 Fidelity Management & Research Company

ADOPTION AGREEMENT

ARTICLE 1

1.01PLAN INFORMATION

(a)Name of Plan:

This is the Cboe Global Markets Deferred Compensation Plan (the “Plan”).

(b)Plan Status (Check one.):

(1)Adoption Agreement effective date: 01/01/2009

(2)The Adoption Agreement effective date is (Check (A) or check and complete (B)):

(A) ☐A new Plan effective date.

(B) ☒An amendment and restatement of the Plan. The original effective date                                of the Plan was: 02/16/2005.

(c)Name of Administrator, if not the Employer:

1.02EMPLOYER

(a)	Employer Name: Cboe Global Markets, Inc.
(b)	The term "Employer" includes the following Related Employer(s) (as defined in Section 2.01(a)(25)) participating in the Plan:

•Cboe Services Company EIN: 11-3817385

•BIDS Holdings, L.P. EIN: 20-5087370

1.03COVERAGE

(Check (a) and/or (b).)

(a)	☒ The following Employees are eligible to participate in the Plan (Check (1) or (2)):

Plan Number:
ECM NQ 2007 AA
(07/2007)
12/29/2022

© 2007 Fidelity Management & Research Company

(1) ☐	Only those Employees designated in writing by the Employer, which writing is hereby incorporated herein.

(2) ☒Only those Employees in the eligible class described below:

Only Officers of the Employer are eligible to participate in the Plan.  Individuals performing officer type services on a consulting, contract, or other self-employed basis shall not be eligible

(b)☒  The following Directors are eligible to participate in the Plan (Check (1) or (2)):

(1) ☐	Only those Directors designated in writing by the Employer, which writing is hereby incorporated herein.
(2) ☒	All Directors of Cboe Global Markets, Inc, effective as of the later of the date in 1.01(b) or the date the Director becomes a Director.

(Note: A designation in Section 1.03(a)(1) or Section 1.03(b)(1) or a description in Section 1.03(a)(2) must include the effective date of such participation.)

1.04COMPENSATION

(If Section 1.03(a) is selected, select (a) or (b). If Section 1.03(b) is selected, complete (c))

For purposes of determining all contributions under the Plan:

(a)	☐ Compensation shall be as defined, with respect to Employees, in the ______________________Plan maintained by the Employer:
(1)	☐ to the extent it is in excess of the limit imposed under Code section 401(a)(17).
(2)	☐ notwithstanding the limit imposed under Code section 401(a)(17).
(b)	☒ Compensation shall be as defined in Section 2.01(a)(9) with respect to Employees (Check (1), and/or (2) below, if, and as, appropriate):

(1)  ☒  but excluding the following:

See Attachment B

(2)  ☐  but excluding bonuses, except those bonuses listed in the table in

Section 1.05(a)(2).

(c)	☒ Compensation shall be as defined in Section 2.01(a)(9)(c) with respect to Directors, but excluding the following:

Plan Number:
ECM NQ 2007 AA
(07/2007)
12/29/2022

© 2007 Fidelity Management & Research Company

Any fees paid for service not related to Cboe Global Markets, Inc.

1.06CONTRIBUTIONS ON BEHALF OF DIRECTORS

(a) ☒Director Deferral Contributions

The Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Director Participant who has an executed deferral agreement in effect with the Employer for the applicable calendar year (or portion of the applicable calendar year), which deferral agreement shall be subject to any deferral amounts provided in the table below.

Deferral Contributions Type of Compensation	Dollar Amount		% Amount Elect 0% or between 2% and 100%
	Min	Max	Either	Or
Cboe Global Markets, Inc. Related service			0%	%

(Note: With respect to each type of Compensation, list the dollar amounts or percentages as whole dollar amounts or whole number percentages.)

(b)Matching and Employer Contributions:

(1)	☐	Matching Contributions. The Employer shall make a Matching Contribution on behalf of each Director Participant in an amount determined as described below:

(2)	☐	Fixed Employer Contributions. The Employer shall make an Employer Contribution on behalf of each Director Participant in an amount determined as described below:

(3)	☐

Discretionary Employer Contributions. The Employer may make Employer Contributions to the accounts of Director Participants in any amount (which amount may be zero), as determined by the Employer in its sole discretion from time to time, in a writing, which is hereby incorporated herein.

1.07 DISTRIBUTIONS

Plan Number:
ECM NQ 2007 AA
(07/2007)
12/29/2022

© 2007 Fidelity Management & Research Company

The form and timing of distributions from the Participant’s vested Account shall be made consistent with the elections in this Section 1.07.

(a) (1) Distribution options to be provided to Participants

	(A) Specified Date	(B) Specified Age	(C) Separation From Service	(D) Earlier of Separation or Age	(E) Earlier of Separation or Specified Date	(F) Disability	(G) Change in Control	(H) Death
Deferral Contribution	☒ Lump Sum ☒ Installments	☐ Lump Sum ☐ Installments	☒ Lump Sum ☒ Installments	☐ Lump Sum ☐ Installments	☒Lump Sum ☒Installments	☐ Lump Sum ☐ Installments	☒Lump Sum	☐ Lump Sum ☐ Installments
Matching Contributions	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum	☐ Lump Sum ☐ Installments
Employer Contributions	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum	☐ Lump Sum ☐ Installments

(Note: If the Employer elects (F), (G), or (H) above, the Employer must also elect (A), (B), (C), (D), or (E) above, and the Participant must also elect (A), (B), (C), (D), or (E) above. In the event the Employer elects only a single payment trigger and/or payment method above, then such single payment trigger and/or payment method shall automatically apply to the Participant. If the employer elects to provide for payment upon a specified date or age, and the employer applies a vesting schedule to amounts that may be subject to such payment trigger(s), the employer must apply a minimum deferral period, the number of years of which must be greater than the number of years required for 100% vesting in any such amounts.  If the employer elects to provide for payment upon disability and/or death, and the employer applies a vesting schedule to amounts that may be subject to such payment trigger, the employer must also elect to apply 100% vesting in any such amounts upon disability and/or death.)

(2)XA Participant incurs a Disability when the Participant (Check at least one if Section 1.07(a)(1)(F) or if Section 1.08(e)(3) is elected):

(A)

☐

is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

(B)

☒

is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Employer.

Plan Number:
ECM NQ 2007 AA
(07/2007)
12/29/2022

© 2007 Fidelity Management & Research Company

(C)	☒ is determined to be totally disabled by the Social Security Administration or the Railroad Retirement Board.

(D)

☐

is determined to be disabled pursuant to the following disability insurance program: ________________________________the definition of disability under which complies with the requirements in regulations under Code section 409A.

(Note: If more than one box above is checked, then the Participant will have a Disability if he satisfies at least one of the descriptions corresponding to one of such checked boxes.)

(3)☒ Regardless of any payment trigger and, as applicable, payment method, to which the Participant would otherwise be subject pursuant to (1) above, the first to occur of the following Plan-level payment triggers will cause payment to the Participant commencing pursuant to Section 1.07(c)(1) below in a lump sum, provided such Plan-level payment trigger occurs prior to the payment trigger to which the Participant would otherwise be subject.

Payment Trigger
(A)	☐	Separation from Service prior to:
(B)	☐	Separation from Service
(C)	☒	Death
(D)	☐	Change in Control

(b)Distribution Election Change

A Participant

(1) ☒	shall
(2) ☐	shall not

be permitted to modify a scheduled distribution election in accordance with Section 8.01(b) hereof.

(c)	Commencement of Distributions
(1)	Each lump sum distribution and the first distribution in a series of installment payments (if applicable) shall commence as elected in (A), (B) or (C) below:

Plan Number:
ECM NQ 2007 AA
(07/2007)
12/29/2022

© 2007 Fidelity Management & Research Company

(A) ☐	Monthly on the _______ day of the month which day next follows the applicable triggering event described in 1.07(a).
(B) ☐

Quarterly on the _____ day of the following months ____________, ______________, _______________, or____________ (list one month in each calendar quarter) which day next follows the applicable triggering event described in 1.07(a).

(C) ☒	Annually on the 1st day of February (month) which day next follows the applicable triggering event described in 1.07(a).

(Note: Notwithstanding the above: a six-month delay shall be imposed with respect to certain distributions to Specified Employees; a Participant who chooses payment on a Specified Date will choose a month, year or quarter (as applicable) only, and payment will be made on the applicable date elected in (A), (B) or (C) above that falls within such month, year or quarter elected by the Participant.)

(2)	The commencement of distributions pursuant to the events elected in Section 1.07(a)(1) and Section 1.07(a)(3) shall be modified by application of the following:
(A) ☐	Separation from Service Event Delay – Separation from Service will be treated as not having occurred for _____ months after the date of such event.
(B) ☐

Plan Level Delay – all distribution events (other than those based on Specified Date or Specified Age) will be treated as not having occurred for _____ days (insert number of days but not more than 30).

(d)Installment Frequency and Duration

If installments are available under the Plan pursuant to Section 1.07(a), a Participant shall be permitted to elect that the installments will be paid (Complete 1 and 2 below):

(1)	at the following intervals:
(A) ☐	Monthly commencing on the day elected in Section 1.07(c)(1).
(B) ☐	Quarterly commencing on the day elected in Section1.07 (c)(1) (with payments made at three-month intervals thereafter).
(C) ☒	Annually commencing on the day elected in Section 1.07(c)(1).

(2)	over the following term(s) (Complete either (A) or (B)):

Plan Number:
ECM NQ 2007 AA
(07/2007)
12/29/2022

© 2007 Fidelity Management & Research Company

(A) ☒	Any term of whole years between 2 (minimum of 1) and 10 (maximum of 30).
(B) ☐	Any of the whole year terms selected below.

☐ 1	☐ 2	☐ 3	☐ 4	☐ 5	☐ 6
☐ 7	☐ 8	☐ 9	☐ 10	☐ 11	☐ 12
☐ 13	☐ 14	☐ 15	☐ 16	☐ 17	☐ 18
☐ 19	☐ 20	☐ 21	☐ 22	☐ 23	☐ 24
☐ 25	☐ 26	☐ 27	☐ 28	☐ 29	☐ 30

(Note: Only elect a term of one year if Section 1.07(d)(1)(A) and/or Section 1.07(d)(1)(B) is elected above.)

(e)Conversion to Lump Sum

☐

Notwithstanding anything herein to the contrary , if the Participant’s vested Account at the time such Account becomes payable to him hereunder does not exceed $ ________ distribution of the Participant’s vested Account shall automatically be made in the form of a single lump sum at the time prescribed in Section 1.07(c)(1).

(f)Distribution Rules Applicable to Pre-effective Date Accruals

◻

Benefits accrued under the Plan (subject to Code section 409A) prior to the date in Section 1.01(b)(1) above are subject to distribution rules not described in Section 1.07(a) through (e), and such rules are described in Attachment A Re: PRE EFFECTIVE DATE ACCRUAL DISTRIBUTION RULES.

Plan Number:
ECM NQ 2007 AA
(07/2007)
12/29/2022

© 2007 Fidelity Management & Research Company

AMENDMENT EXECUTION PAGE

Plan Name:Cboe Global Markets Deferred Compensation Plan (the “Plan”)

Employer:Cboe Global Markets, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement.  Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
1.01(a)– PLAN INFORMATION	1/1/2023
1.02 - EMPLOYER	1/1/2023
1.03(b) - COVERAGE	1/1/2023
1.04(c) - COMPENSATION	1/1/2023
1.06(a) - CONTRIBUTIONS ON BEHALF OF DIRECTORS	1/1/2023
1.07 - (a) (1) DISTRIBUTION OPTIONS TO BE PROVIDED TO PARTICIPANTS	1/1/2023
ATTACHMENT B: SUPERSEDING PROVISIONS	1/1/2023

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:	/s/ Brian N. Schell
By:	Brian N. Schell
Title:	CFO
Date:	12.29.22

Plan Number:
ECM NQ 2007 AA
(07/2007)
12/29/2022

© 2007 Fidelity Management & Research Company

ATTACHMENT B

Re: SUPERSEDING PROVISIONS

for

Plan Name: Cboe Global Markets Deferred Compensation Plan

(a)	Superseding Provision(s) – The following provisions supersede other provisions of this Adoption Agreement and/or the Basic Plan Document as described below:

1. Notwithstanding anything to the contrary in Section 1.04, for purposes of determining Deferral Contributions under the Plan, Compensation shall include only base compensation and bonuses.

Compensation shall specifically exclude amounts contributed by the Employer under the Senior Executive Cafeteria Plan.

2. Notwithstanding anything to the contrary in Sections 1.05(a)(1) and 1.05(a)(2), Deferral Contributions shall be in whole and fractional percentages as designated by a Participant in his or her election form.

3. Notwithstanding anything to the contrary in Article 4.01, an election to defer Compensation shall continue in effect for Compensation relating to all services performed in succeeding calendar years until modified or revoked by the Participant with a subsequent election form pursuant to Article 4.

4. If elected by the Participant on his or her initial election form, distribution of a Participant's entire interest in the Plan shall be made after the date of consummation of a Change in Control in accordance with Sections 1.07(a)(1)(G) and 1.07(c)(1); provided, however, that a Change in Control shall not include:

(a) any change in form of organization of the Employer from a non-stock entity to a stock corporation, or

(b) any public offering of the Employer’s shares of stock after it becomes a stock corporation.

If the Participant fails to make an election, a Change in Control distribution shall not be made to the Participant.

5. Article 7.02 shall be replaced in its entirety with the following:

7.02. Death. If provided by the Employer in Section 1.08(e)(2), the Account of a Participant or former Participant who dies before the distribution of his entire Account will be 100% vested, provided that at the time of his death he is earning Years of Service.

Each Participant from time to time, pursuant to a beneficiary designation form furnished by the Employer, may designate any legal or natural person or persons (who may be designated

Plan Number:
ECM NQ 2007 AA
(07/2007)
12/29/2022

© 2007 Fidelity Management & Research Company

contingently or successively) to whom his or her Plan interest to be paid if he or she dies before receiving the entire balance thereof. A beneficiary designation shall be effective only when the executed beneficiary form is delivered to the Employer in writing or by other method prescribed by the Employer while the Participant is alive and will cancel all beneficiary designation forms delivered earlier. If a deceased Participant fails to designate a beneficiary prior to his or her death, or if all designated beneficiaries predecease the Participant, his or her interest in the Plan shall be paid to his or her surviving spouse, or if none, to his or her lawful descendants, per stirpes, or if none survive him or her, to the legally appointed representatives of his or her estate, or if none are appointed within six months after the date of his or her death, to his or her heirs at law under the laws of descent and distribution of the state in which the Participant is domiciled at the date of death.

6. 8.01(e) Notwithstanding anything herein to the contrary, with respect to any Specified Employee, if the applicable payment trigger is Separation from Service, then payment shall not commence before the date that is six months after the date of Separation from Service (or, if earlier, the date of death or Disability of the Specified Employee, pursuant to Section 7.02 and 7.07). Payments to which a Specified Employee would otherwise be entitled during the first six months following the date of Separation from Service are delayed by six months.

7. 8.01(f) Article 8.01(f)(c) shall be replaced in its entirety with the following:

The Plan Sponsor shall pay the value of the entire Participant’s Balance in a single lump sum if the Participant’s entire Account Balance, including any Specific Date account balances, at Separation from Service if the balance is less than the Internal Revenue Code 402(g)(1)(B) limit ($22,500 in 2023). The single lump sum payment will be made at the time specified in Section 1.07(c)(1)

8. Section 1.07(a)(1) is modified by adding the following language thereto:

“Notwithstanding the foregoing, the distribution options to be provided to Participants who are Directors shall be as follows:

	(A) Specified Date	(B) Specified Age	(C) Separation From Service	(D) Earlier of Separation or Age	(E) Earlier of Separation or Specified Date	(F) Disability	(G) Change in Control	(H) Death
Deferral Contribution	☒ Lump Sum ☒ Installments	☐ Lump Sum ☐ Installments	☒ Lump Sum ☒ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☒ Lump Sum	☐ Lump Sum ☐ Installments
Matching Contributions	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum	☐ Lump Sum ☐ Installments
Employer Contributions	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum	☐ Lump Sum ☐ Installments

Plan Number:
ECM NQ 2007 AA
(07/2007)
12/29/2022

© 2007 Fidelity Management & Research Company